SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 29, 1999


ACE SECURITIES CORP. (as Depositor under the Pooling and Servicing Agreement, dated as of July 1, 1999, providing for the issuance of ACE Securities Corp. Home Equity Loan Pass-Through Certificates, Series 1999-LB2)

                              ACE Securities Corp.
                         ----------------------------
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                       333-56213                     56-2088493
---------------------                ----------                  -------------
State or Other Jurisdiction         (Commission               (I.R.S. Employer
   Of Incorporation)                 File Number)           Identification No.)



  6525 Morrison Boulevard
          Suite 318
  Charlotte, North Carolina                                       28211
  -------------------------                                       ------
    (Address of Principal Executive                              (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (704) 365-0569

                                    No Change
                         ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events
                  ------------

         The Registrant registered issuances of ACE Securities Corp. Home Equity Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-56213) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $408,413,000 in aggregate principal amount of Class A, Class M1, Class M2 and Class B Certificates of its ACE Securities Corp. Home Equity Loan Trust 1999-LB2 Home Equity Loan Pass-Through Certificates on July 29, 1999. This Current Report on Form 8-K/A is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 26, 1999, as supplemented by the Prospectus Supplement dated July 26, 1999 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 1999, among ACE Securities Corp., as depositor (the "Depositor"), Long Beach Mortgage Company, as servicer (the "Servicer"), and First Union National Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class M1, Class M2 and Class B. The Certificates evidence beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $416,860,973 as of July 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  1.1*     Underwriting Agreement,  dated June 24, 1999, between
                           ACE  Securities   Corp.,   German  American   Capital
                           Corporation and Deutsche Bank Securities Inc.

                  1.2 Terms Agreement, dated July 26, 1999, among ACE Securities Corp., German American Capital Corporation and Deutsche Bank Securities Inc.

                  4.1** Pooling and Servicing Agreement, dated as of July 1, 1999, among ACE Securities Corp., as Depositor, Long Beach Mortgage Company, as Servicer, and First Union National Bank, as Trustee.





         --------------------

         * Incorporated by reference to the Depositor's Current Report on Form 8-K dated June 24, 1999, filed with the Securities and Exchange Commission on July 13, 1999 (File No. 333-56213).

         ** Previously filed with the Depositor's Form 8-K dated July 29, 1999, filed with the Commission on August 3, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ACE SECURITIES CORP.



                                         By:  /s/ Elizabeth Eldridge
                                            -------------------------
                                            Name:  Elizabeth Eldridge
                                            Title:  Vice President



Dated:  August 3, 1999

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                       Description               Page No.
-----------                       -----------               ----------


1.1* Underwriting Agreement, dated June 24, 1999, between ACE Securities Corp., German American Capital Corporation and Deutsche Bank Securities Inc.

1.2 Terms Agreement, dated July 26, 1999, among ACE Securities Corp., German American Capital Corporation and Deutsche Bank Securities Inc.

4.1** Pooling and Servicing Agreement, dated as of July 1, 1999, among ACE Securities Corp., as Depositor, Long Beach Mortgage Company, as Servicer, and First Union National Bank, as Trustee.






         --------------------

         * Incorporated by reference to the Depositor's Current Report on Form 8-K dated June 24, 1999, filed with the Securities and Exchange Commission on July 13, 1999 (File No. 333-56213).

         ** Previously filed with the Depositor's Form 8-K dated July 29, 1999, filed with the Commission on August 3, 1999.








                              ACE SECURITIES CORP.

                   Home Equity Loan Pass-Through Certificates

                                 Series 1999-LB2

                                 TERMS AGREEMENT
                                 ---------------

                                                              July 26, 1999





To: ACE Securities Corp., as depositor under the Pooling and Servicing Agreement dated as of July 1, 1999 (the "Agreement").

Re:      Underwriting Agreement dated June 24, 1999 (the "Standard Terms").

         Series Designation:  Series 1999-LB2.

         Terms of the Series 1999-LB2 Securities: ACE Securities Corp. Home Equity Loan Pass-Through Certificates, Series 1999-LB2, Class A, Class M1, Class M2, Class B, and Class R Certificates (the "Securities") will evidence beneficial ownership interest in a pool of Mortgage Loans having the characteristics described in the Prospectus Supplement dated the date hereof. Only the Class A, Class M1, Class M2, and Class B Certificates (collectively, the "Offered Securities") are being sold pursuant to the terms hereof.

         Registration Statement:  File Number 333-56213.

         Ratings: It is a condition of closing that at the Closing Date the Class A Certificates be rated "AAA" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") and Fitch IBCA, Inc. ("Fitch") and "Aaa" by Moody's Investors Service ("Moody's"); that the Class M1 Certificates be rated "AA" by S&P and Fitch and "Aa2" by Moody's; that the Class M2 Certificates be rated "A" by S&P and Fitch and "A2" by Moody's; and that the Class B Certificates be rated "BBB" by S&P and Fitch and "Baa2" by Moody's.

         Terms of Sale of Offered Securities: The Depositor agrees to sell to Deutsche Bank Securities Inc. (the "Underwriter") and Deutsche Bank Securities Inc. agrees to purchase from the Depositor the Offered Securities in the principal amounts and prices set forth on Schedule 1. The purchase price for each class of the Offered Securities shall be the applicable Purchase Price Percentage set forth in Schedule 1 multiplied by the applicable principal amount.

         Cut-off Date:     July 1, 1999

         Closing Date: 10:00 A.M., New York time, on or about July 29, 1999. On the Closing Date, the Depositor will deliver the Offered Securities to the Underwriters against payment therefor.

         Underwriter-Provided Information: The Depositor and GACC each acknowledge and agree that the information set forth in (i) the first sentence of penultimate paragraph in the front cover of the Prospectus Supplement dated July 26, 1999 (the "Prospectus Supplement") and (ii) in the first two sentences of the second paragraph under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Registration Statement, the Prospectus or the Prospectus Supplement, and the Underwriters confirm that such statements are correct.

         Performance of Certain Obligations. The Representative agrees to perform the obligations and exercise the rights of the Depositor, all on behalf of the Depositor, as specified in the Agreement and the Administration Agreement dated as of June 3, 1998, between the Depositor and the Representative, as administrative agent.

         Incorporation of the Standard Terms: Each of the provisions of the Standard Terms is incorporated herein by reference in its entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein and each of the representations and warranties set forth therein shall be deemed to have been made on and as of the date of this Terms Agreement, and the Standard Terms and this Terms Agreement shall be construed as, together, one and the same agreement. Without limiting the foregoing, Sections 16 through 20 of the Standard Terms are incorporated herein by reference in their entirety.

         Underwriting Compensation: GACC agrees to pay to the Underwriters an underwriting fee of $826,295.83.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among the Underwriters, German American Capital Corporation and ACE Securities Corp.


                                Very truly yours,


                                DEUTSCHE BANK SECURITIES INC.


                                By:/s/ Rodney Hutter
                                   -------------------------
                                    Name: Rodney Hutter
                                    Title: Director


                                By: /s/ Joel C. Horne
                                   -------------------------
                                    Name: Joel C. Horne
                                   Title: Managing Director



Accepted in New York, New York,
as of the date hereof:

ACE SECURITIES CORP.



By:  /s/ Juliana C. Johnson
     -----------------------------
     Name:  Juliana C. Johnson
     Title:  Vice President



GERMAN AMERICAN CAPITAL CORPORATION



By: /s/ Richard Uhlig
    ------------------------------
    Name:  Richard Uhlig
    Title:  Vice President


By: /s/ Jon Vaccaro
    -------------------------------
    Name:  Jon Vaccaro
    Title:

                                   Schedule 1
                                   -----------


                                                               Initial
                                        Interest              Principal              Purchase
             Class                        Rate                Amount (1)         Price Percentage
             -----                        ----                ----------               ----------


             Class A                       (2)           $    335,448,000.00          99.625%
             Class M1                      (2)           $     28,430,000.00          99.625%
             Class M2                      (2)           $     26,135,000.00          99.625%
             Class B                       (2)           $     18,400,000.00          99.625%




               ----------

               (1)  Approximate.

               (2) Interest will accrue on the Offered Certificates at the variable rates described in the Prospectus Supplement.